UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 2003


                              HARTMARX CORPORATION
               (Exact name of registrant as specified in charter)


        DELAWARE                     1-8501                 36-3217140
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)


                             101 North Wacker Drive
                             Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)


                                 (312) 372-6300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 12.   Results of Operations and Financial Condition.

         On September 23, 2003, Hartmarx Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     HARTMARX CORPORATION


                                                     By:  /s/ Taras R. Proczko
                                                          ---------------------
                                                          Taras R. Proczko
                                                          Senior Vice President
Dated: September 24, 2003


EXHIBIT LIST


Exhibit Number    Description
--------------    -----------

99.1              Press Release dated September 23, 2003